UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2012

KYTHERA BIOPHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35663	03-0552903
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

27200 West Agoura Road,

Calabasas, California 91301

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (818) 587-4500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

At a regularly scheduled meeting of the board of directors (the “Board”) of KYTHERA Biopharmaceuticals, Inc. (the “Company”) held on December 11, 2012, Hironori Hozoji informed the Company of his intention to resign from the Board effective December 14, 2012.  Mr. Hozoji was originally elected to the Board in May 2008 in connection with an investment in the Company by JAFCO Co., Ltd., a venture capital firm in Tokyo, Japan (“JAFCO”).  Mr. Hozoji’s resignation was at the request of JAFCO, where he currently serves as an Investment Officer at JAFCO Life Science Investments in San Diego, and was not a result of any disagreement with the Company.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 14, 2012	KYTHERA BIOPHARMACEUTICALS, INC.

	By:	/s/ Keith R. Leonard, Jr.

Keith R. Leonard, Jr.
President and Chief Executive Officer

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